                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2003


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                     43-1695093
(State or other jurisdiction of incorporation            (IRS Employer
            or organization)                           Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
                    (Address of principal executive offices)



                                 (417) 864-4300
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.           EXHIBITS.

Exhibit No.     Exhibit
-----------     -------
  99.1          Press Release Dated May 12, 2003, issued by John Q. Hammons
                Hotels, Inc.

ITEM 9.   REGULATION FD DISCLOSURE.


On May 12, 2003, John Q. Hammons Hotels, Inc. issued a press release. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The Company disclaims any intention or obligation to update or revise this information.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule; "Interim Guidance Regarding Form 8-K Item 11 and Item 12 Filing Requirements" (Release No. 34-47583).





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JOHN Q. HAMMONS HOTELS, INC.



                                   By: /s/ Paul E. Muellner
                                      -----------------------------------------
                                   Name:    Paul E. Muellner
                                   Title:   Chief Financial Officer


Date:  May 12, 2003










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



                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------
  99.1        Press Release Dated May 12, 2003 issued by John Q. Hammons
              Hotels, Inc.

















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